SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2004

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York		14052-0018
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On January 15, 2004, Moog Inc. issued a press release announcing that its Board of Directors approved a three-for-two stock split of its Class A and Class B common shares to be effected in the form of a 50% stock dividend payable on February 17, 2004 to shareholders of record on January 26, 2004.  A copy of the press release is included as exhibit 99.1 of this report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)        Exhibits.

            99.1     Press release dated January 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: January 15, 2004	By:	/s/ Donald R. Fishback
	Name:	Donald R. Fishback
Controller

EXHIBIT INDEX

Exhibit             Description

99.1                Press release dated January 15, 2004